SECOND AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Second Amendment”) dated July 11, 2018, is by and between MGT Capital Investments, Inc. (the “Company”), and Stephen Schaeffer (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Executive Employment Agreement, dated August 15, 2017, as amended February 1, 2018 (the “Executive Employment Agreement”); and

WHEREAS, pursuant to Section 1.1 of the Executive Employment Agreement, the Executive has served as the President of the Company’s Cryptocurrency Operations from the date of execution of the Executive Employment Agreement; and

WHEREAS, pursuant to unanimous vote by the Company’s Board of Director at a meeting on July 11, 2018, the Executive was appointed Chief Operating Officer, and the Company and the Executive desire to amend the Executive Employment Agreement as set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, and other good and valuable consideration, the undersigned agree as follows:

1. The Executive Employment Agreement shall be amended as follows:

In Section 1.1, (Duties and Responsibilities), the first sentence shall be replaced in its entirety by “The Executive shall serve as Chief Operating Officer of the Company.”

2. Except as herein provided, the terms of the Executive Employment Agreement shall remain in full force and effect.

3. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Executive Employment Agreement.

4. This Amendment may be executed in counterparts (including by facsimile or pdf signature pages or other means of electronic transmission) each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5. Should any provision of this Amendment be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Amendment as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EXECUTIVE		MGT CAPITAL INVESTMENTS, INC.

/s/ Stephen Schaeffer	By:	/s/ Robert Ladd
Stephen Schaeffer	Name:	Robert Ladd
	Title:	President and Chief Executive